                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D. C. 20549

                                         SCHEDULE 14A
                                        (Rule 14a-101)

                           INFORMATION REQUIRED IN PROXY STATEMENT
                                  SCHEDULED 14A INFORMATION

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                                       Edison International
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The following e-mail was sent to certain Edison International employees on April 17, 2008.

Subject: Voting Your Edison International Shares

To: Edison International Executives

The annual meeting of shareholders of Edison International to be held on April 24, 2008 is quickly approaching.  Your vote is very important, and voting is easy.  Links to vote online are included below.  Please remember to vote all shares that you may hold in different accounts.

Board and Management Recommendations

Edison International's Board of Directors and Management recommend that you vote "FOR" the nominees for Directors, "FOR" the ratification of the appointment of the accounting firm, and "AGAINST" the shareholder proposal.

How to Vote Your Shares

You should have received a Notice or Proxy/Voting Instruction Card for each account in which you hold shares.  Please use the control number provided on each Notice or Proxy/Voting
Instruction Card to vote your shares by telephone or via the Internet.  You may also complete and return each Proxy/Voting Instruction Card in the envelope provided.

If you hold shares through the Edison 401(k) Savings Plan or in your name (e.g. in a Wells
Fargo Direct Purchase Plan account), you may vote online at www.ematerials.com/eix using the
3-digit company number and 11-digit control number located in the upper right hand corner of your Notice or Proxy/Voting Instruction Card.  All shares held in your name and through the
Edison 401(k) Savings Plan may be voted using the same control number.

If you hold shares in a bank or brokerage account, you may vote online at www.proxyvote.com using the 12-digit control number provided by your bank or broker.  A separate control number may be required to vote shares held in different bank or broker accounts.

If You Do Not Have a Control Number

If you believe you did not receive a Proxy/Voting Instruction Card for one or more of your bank or brokerage accounts, please contact your bank or broker directly and ask for your
12-digit control number so that you may vote your shares at www.proxyvote.com.

If you hold shares in your name or through the Edison 401(k) Savings Plan, or if you are unable to obtain a control number from your bank or broker, please contact Keith Larson at
(626) 302-6511 for assistance.

Please vote your shares before the meeting.  If you have any questions, please feel free to contact me directly.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary